Leases	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases

9. Leases

In January 2019, the Company entered into an operating lease agreement for office space which consists of approximately 5,600 square feet. The lease term is approximately four years with an option to extend the term for one five-year term, which is not reasonably assured of exercise and therefore, not included in the lease term. The lease additionally contains a tenant improvement allowance of $0.4 million, which has been recorded in the accompanying unaudited condensed consolidated balance sheet as of September 30, 2019 as leasehold improvements with a corresponding reduction of the ROU asset at inception of the lease. In connection with this lease, the Company recognized an operating lease ROU asset of $0.9 million as of September 30, 2019 and an aggregate lease liability of $1.5 million in the accompanying balance sheet. The remaining lease term is 3.7 years, and the estimated incremental borrowing rate is 8.0%. Rent payments began in August 2019.

Year Ending December 31,	Undiscounted Rent Payments
2019 (remaining three months)	$108
2020	436
2021	448
2022	461
2023	215
2024	15

Total undiscounted lease payments	1,683
Less: imputed interest	(227)

Total lease liability	$1,456

Rent expense was $0.1 million and $0.2 million for the three and nine months ended September 30, 2019, respectively. Variable lease payments for operating expenses were immaterial for the three and nine months ended September 30, 2019. There was a total commitment of $0.4 million at September 30, 2019 related to the short-term portion of the lease.